UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2016

WABCO HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-33332	20-8481962
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Chaussée de la Hulpe 166, 1170 Brussels, Belgium 2770 Research Drive, Rochester Hills, MI	48309-3511
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 32-2-663-9-800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Leon Liu

On August 26, 2016, Leon Liu, President of the Truck Bus & Car OEMs Division resigned from WABCO Holdings Inc. (the “Company”).

Appointment of New Division President

On August 26, 2016, Jorge Solis was appointed President of the Truck Bus & Car OEMs Division in addition to his current role of Vice President of the Vehicle Dynamics Controls Business Unit that he has held since October 2015. Prior to this, Mr. Solis, 44, has served as Vice President Sourcing & Purchasing and Vice President of the Driveline Control Systems business unit since he joined the Company in August 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2016	WABCO HOLDINGS INC.
	By:	/S/ LISA BROWN
	Name:	Lisa Brown
	Title:	Chief Legal Officer & Secretary